Strategic Partners Mutual Funds, Inc.

Strategic Partners Capital Income Fund

Prospectus and Statement of Additional Information dated March 1, 2004

Supplement dated July 23, 2004

Effective July 21, 2004, T. Rowe Price Associates, Inc. replaced INVESCO Institutional (N.A.) as subadviser to the Strategic Partners Capital Income Fund.

The following replaces the section of the Prospectus entitled “Risk/Return Summary — Principal Investment Strategies:”

The Strategic Partners Capital Income Fund seeks to achieve its objective by investing in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. The Fund normally will invest at least 80% of its net assets in common stocks, with 65% in common stocks of well-established companies paying above-average dividends.

The Fund typically employs a “value” approach in selecting investments. The Sub-advisor’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

The Fund will invest primarily in equity securities, including common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. In addition, the Fund may invest a portion of its assets in debt securities or convertible bonds. The Fund may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments may serve to increase the overall risks of the Fund. The Fund may also invest in futures and options in keeping with its objectives.

The following replaces the section of the Prospectus entitled “Investment Programs of the Funds:”

Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Principal Investment Policies and Risks:

The Fund seeks to achieve its objective by investing in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. The Fund normally will invest at least 80% of its net assets in common stocks, with 65% in common stocks of well-established companies paying above-average dividends.

The Fund typically employs a “value” approach in selecting investments. The Sub-advisor’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Sub-advisor generally looks for companies with the following characteristics:

•	low price/earnings, price/book value, price/sales or price/cash flow ratios relative to the S&P 500, the company’s peers or its own historic norm;

•	companies that may benefit from restructuring activity;

•	a sound balance sheet and other positive financial characteristics; and/or

•	low stock price relative to a company’s underlying asset values

The Fund may invest a portion of its assets in debt securities or convertible bonds. In order to minimize its risk in investing in debt securities, the Fund will invest no more than 15% of its assets in junk bonds. In addition, the

Fund may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments are subject to the special risk of losing value because of declining foreign currencies or adverse political or economic events overseas. The Fund may also invest in futures and options, in keeping with its objectives.

In pursuing its investment objective, the Sub-advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund’s investments in common stocks may, of course, decline in value, which will result in declines in the Fund’s share price. Such declines could be substantial. To minimize the risk this presents, the Sub-advisor will not invest, with respect to 75% of the value of the Fund’s total assets, more than 5% of the Fund’s assets in the securities of any one company or in more than 10% of the voting securities of any one company. In addition, the Fund will not invest more than 25% of the Fund’s total assets in any one industry. In light of the Fund’s focus on income producing stocks, its risk and share price fluctuation (and potential for gain) may be less than other stock funds.

Debt Securities. The Fund’s investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Fund’s debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor’s Corporation or Moody’s Investors Services, Inc., or equivalent unrated debt securities (“junk bonds”).

In order to minimize its risk in investing in debt securities, the Fund will invest no more than 15% of its assets in junk bonds, and in no event will the Fund ever invest in a debt security rated below Caa by Moody’s or CCC by Standard & Poor’s. While the Sub-advisor will monitor all of the debt securities in the Fund for the issuers’ ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Fund a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investments:

The Fund may invest up to 10% of its net assets in futures and options. The Fund may enter into futures and options contracts for a number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing Fund overall exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

For more information on the types of securities in which the Fund may invest, see this Prospectus under “Certain Risk Factors and Investment Methods” and the Company’s SAI under “Investment Programs for the Funds.”

Temporary Investments. In periods of uncertain market and economic conditions, the Fund may assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes or government securities, or held in cash. The Fund’s reserves may also be invested in money market mutual funds managed by the subadvisor or its affiliates. While the Fund is in a defensive position, the opportunity for the Fund to achieve its investment objective may be limited.

The following replaces the section of the Prospectus entitled “Management of the Funds — The Sub-Advisors:”

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as Sub-advisor for the Strategic Partners Capital Income Fund. T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of March 31, 2004, T. Rowe Price and its affiliates managed approximately $201 billion for approximately eight million individual and institutional accounts.

The Fund is managed by Stephen W. Boesel, John D. Linehan and Brian C. Rogers who share day-to-day responsibility for managing the portfolio and in developing and executing the Fund’s investment program. Mr. Boesel has been managing investments since joining T. Rowe Price in 1973. Mr. Linehan joined T. Rowe Price in 1998 as an analyst and has been managing investments since 1999. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

The following replaces the section of the Statement of Additional Information titled “Investment Programs of the Funds:”

STRATEGIC PARTNERS CAPITAL INCOME FUND:

Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

The Fund seeks to achieve its objective by investing in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. The Fund normally will invest at least 80% of its net assets in common stocks, with 65% in common stocks of well-established companies paying above-average dividends.

The Fund will invest primarily in equity securities, including common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. In addition, the Fund normally will invest a portion of its assets in debt securities or convertible bonds. The Fund may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments may serve to increase the overall risks of the Fund. These foreign investments are subject to the special risk of losing value because of declining foreign currencies or adverse political or economic events overseas.

The Fund typically employs a “value” approach in selecting investments. The Sub-advisor’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Sub-advisor generally looks for companies with the following characteristics:

•	low price/earnings, price/book value, price/sales or price/cash flow ratios relative to the S&P 500, the company’s peers or its own historic norm;

•	companies that may benefit from restructuring activity;

•	a sound balance sheet and other positive financial characteristics; and/or

•	low stock price relative to a company’s underlying asset values

In pursuing its investment objective, the Sub-advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Debt Securities. The debt securities in which the Fund invests are generally subject to two kinds of risk: credit risk and market risk. The ratings given a debt security by Moody’s and Standard & Poor’s (“S&P”) provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade (Ba or less by Moody’s, BB or less by S&P) debt securities, while intended to increase the yield produced by the Fund’s debt securities, will also increase the credit risk to which those debt securities are subject.

In order to minimize its risk in investing in debt securities, the Fund will invest no more than 15% of its assets in junk bonds. Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Fund may invest in debt securities rated B or higher by either S&P or Moody’s, the Fund’s investments have generally been limited to debt securities rated B or higher by either S&P or Moody’s. Debt securities rated lower than B by either S&P or Moody’s may be highly speculative. The Sub-advisor intends to limit such portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody’s. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. For an additional discussion of certain risks involved in lower-rated or unrated securities, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Securities:

Writing Covered Call Options. The Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income, which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor’s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund generally will write only covered call options. This means that the Fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the “covered” option. From time to time, the Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies.

Fund securities or currencies on which call options may be written will be purchased on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund generally will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retain the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund’s policy, which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund’s total assets. In calculating the 25% limit, the Fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

The Fund would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund’s portfolios at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies that it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund’s total assets. In calculating the 25% limit, the Fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

Purchasing Put Options. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.

The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences that could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies.

The Fund will not commit more than 5% of its total assets to premiums when purchasing call and put options. The premium paid by the Fund when purchasing a call option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

Dealer (Over-the-Counter) Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this SAI under “Certain Risk Factors and Investment Methods.”

Futures Contracts:

Transactions in Futures. Futures contracts are a type of potentially high-risk derivative. The Fund may enter into futures contracts including stock index, interest rate, and currency futures (“futures” or “futures contracts”).

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. Interest rate or currency futures can be sold as an offset against the effect of expected increases in interest rates or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates or currency exchange rates. Futures can also be used as an efficient means of regulating the Fund’s exposure to the market.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund’s portfolio securities.

The Fund will enter into futures contracts that are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund’s objective in these areas.

Regulatory Limitations. If the Fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered “related options.” This policy may be modified by the Directors of the Company without a shareholder vote and does not limit the percentage of the Fund’s assets at risk to 5%.

In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or identified accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

Additional Futures and Options Contracts. Although the Fund has no current intention of engaging in futures and options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

The Fund may invest up to 10% of its net assets in futures and options contracts.

Lending Portfolio Securities. The Fund may lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the SEC thereunder.

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